EXHIBIT 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                            -------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE
               ---------------------------------------------------
               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                     A TRUSTEE PURSUANT TO SECTION 305(b)(2)
               ---------------------------------------------------
                J. P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                                               95-4655078
(State of incorporation                                     (I.R.S. employer
if not a national bank)                                     identification No.)

101 California Street, Floor 38
San Francisco, California                                              94111
(Address of principal executive offices)                             (Zip Code)


                               William H. McDavid
                                 General Counsel
                                 270 Park Avenue
                            New York, New York 10017
                               Tel: (212) 270-2611
            (Name, address and telephone number of agent for service)
            ---------------------------------------------------------
                            Harleysville Group, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                        51-0241172
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification No.)

355 Maple Avenue
Harleysville, Pennsylvania                                              19438
(Address of principal executive offices)                             (Zip Code)

                             Senior Debt Securities
                       Senior Subordinated Debt Securities
                          Subordinated Debt Securities
                       (Title of the indenture securities)
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Item 1. General Information.

                 Furnish the following information as to the trustee:

        (a) Name and address of each examining or supervising authority to which it is subject.

                 Comptroller of the Currency, Washington, D.C.
                 Board of Governors of the Federal Reserve System, Washington, D.C.

        (b) Whether it is authorized to exercise corporate trust powers.

                 Yes.

Item 2. Affiliations with Obligor.

        If the Obligor is an affiliate of the trustee, describe each such affiliation.

        None.

Item 16.         List of Exhibits.

       List below all exhibits filed as part of this statement of eligibility.

       Exhibit 1. Articles of Association of the Trustee as Now in Effect (see Exhibit 1 to Form T-1 filed in connection with Form 8K of the Southern California Water Company filing, dated December 7, 2001, which is incorporated by reference).

       Exhibit 2. Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-41329, which is incorporated by reference).

       Exhibit 3. Authorization of the Trustee to Exercise Corporate Trust Powers (contained in Exhibit 2).

       Exhibit 4. Existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Form 8K of the Southern California Water Company filing, dated December 7, 2001, which is incorporated by reference).

       Exhibit 5.    Not Applicable

       Exhibit 6. The consent of the Trustee required by Section 321 (b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 333-41329, which is incorporated by reference).

       Exhibit 7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

       Exhibit 8.    Not Applicable

       Exhibit 9.    Not Applicable



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                                    SIGNATURE

           Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, J. P. Morgan Trust Company, National Association, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of San Francisco, and State of California, on the 8th day of April, 2003.


                                                 J. P. Morgan Trust Company,
                                                 National Association

                                                 By /s/ Catherine Lenhardt
                                                 ---------------------------
                                                    Catherine Lenhardt
                                                    Vice President


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Exhibit 7.          Report of Condition of the Trustee.
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Consolidated Report of Condition of J.P. Morgan Trust Company, N.A., (formerly
Chase Manhattan Bank and Trust Company, N.A.)

                                  (Legal Title)

Located at  1800 Century Park East, Ste. 400       Los Angeles,  CA     90067

                 (Street)                            (City)    (State)  (Zip)

as of close of business on December  31, 2002
================================================================================
================================================================================

                                     ($000)


Cash and Due From Banks                                                 $ 18,660

Securities                                                                74,153

Loans and Leases                                                          81,252

Premises and Fixed Assets                                                  5,086

Intangible Assets                                                        156,451

Other Assets                                                              20,344
                                                      --------------------------

    Total Assets                                                       $ 355,946
                                                      ==========================



Deposits                                                               $ 100,451

Other Liabilities                                                         43,263
                                                      --------------------------

    Total Liabilities                                                    143,714

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Common Stock                                                                 600

Surplus                                                                  177,264

Retained Earnings                                                         34,368
                                                      --------------------------

    Total Equity Capital                                                 212,232
                                                      --------------------------


    Total Liabilities and Equity Capital                               $ 355,946
                                                      ==========================

Assets

    Cash and Due From Banks                                               $9,685

    Securities                                                           101,834

    Loans and Leases                                                     141,553

    Premises and Fixed Assets                                              5,549

    Intangible Assets                                                    154,231

    Other Assets                                                          27,391
                                                      --------------------------

      Total Assets                                                      $440,243
                                                      ==========================

Liabilities

    Deposits                                                            $ 91,278

    Other Liabilities                                                     42,911
                                                      --------------------------

      Total Liabilities                                                  134,189


Equity Capital

    Common Stock                                                             600

    Surplus                                                              277,263

    Retained Earnings                                                     28,186
                                                      --------------------------

      Total Equity Capital                                               306,054
                                                      --------------------------


      Total Liabilities and Equity Capital                              $440,243
                                                      ==========================